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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 8, 2001
                Date of Report (Date of earliest event reported)



                          CARRIER 1 INTERNATIONAL S.A.
             (Exact name of registrant as specified in its charter)


                                   LUXEMBOURG
                 (State or other jurisdiction of incorporation)

       001-15693                                         98-0199626
(Commission File Number)                       (IRS Employer Identification No.)


                                 ROUTE D'ARLON 3
                           L-8009 STRASSEN, LUXEMBOURG
               (Address of principal executive offices) (Zip code)


                              (011) (41-1) 297 2600
               (Registrant's telephone number, including area code)


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         In this report "Carrier1 International" refers to Carrier 1
International S.A., a societe anonyme organized under the laws of the Grand-Duchy of Luxembourg, and "Carrier1," "we," "our" and "us" refers to Carrier1 International and its subsidiaries and their predecessors, except where the context otherwise requires.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instructions B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of Exchange Act, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On June 8, 2001 Carrier 1 issued a press release announcing its annual investor meeting, which will follow its annual meeting of shareholders on June 12, 2001, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of business acquired. Not applicable

(b)      Pro Forma Financial Information. Not applicable.

(c)      Exhibits

         99.1  Press Release dated June 8, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CARRIER 1 INTERNATIONAL S.A.

                                 By: /s/ KEES VAN OPHEM
                                     --------------------------------
                                     Name: Kees van Ophem
                                     Title: Executive Vice President,
                                            Corporate Services and
                                            General Counsel

Dated: June 8, 2001


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                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1           Press Release dated June 8, 2001.

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